UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                 OCTOBER 7, 2004

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                      CELL TECH INTERNATIONAL INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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       DELAWARE                     0-21015                   22-3345046
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                          IDENTIFICATION NO.)

                   565 CENTURY COURT
                 KLAMATH FALLS, OREGON                          97601
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (541) 882-5406
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

      The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

      On October 12, 2004, Cell Tech International Incorporated (the "Company") announced in a press release that a Eugene, Oregon court reversed a jury verdict for $5.5 million rendered against the Company in August 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1 Press Release dated October 12, 2004 entitled "Court Overturns Jury Verdict against Cell Tech"

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CELL TECH INTERNATIONAL INCORPORATED

                                   DATE: October 12, 2004

                                   By: /s/ Marta C. Carpenter
                                   ----------------------------------------
                                   Name:  Marta C. Carpenter
                                   Title: President and Chief Executive Officer